Exhibit 10.4

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of July 6, 2023, by and between Marizyme, Inc., a Nevada corporation (the “Company”) and each of the several investors signatory hereto (each such investor, an “Investor” and, collectively, the “Investors”).

WHEREAS, each of the Investors holds any or all of the following: (1) one or more 15% Original Issue Discount Unsecured Subordinated Convertible Promissory Notes issued by the Company, (2) one or more Class E Common Stock Purchase Warrants issued by the Company, and (3) one or more Class F Common Stock Purchase Warrants issued by the Company (collectively, the “Securities”).

WHEREAS, pursuant to the terms of the Securities, the Company has agreed to grant the Investors certain rights with respect to the registration of all of the securities issuable upon conversion or exercise of the Securities (the “Registrable Securities”) under the Securities Act of 1933, as amended, in accordance with the terms of a Registration Rights Agreement between the Company and the respective Investors (the “Respective RRA”). All capitalized terms used but not otherwise defined herein shall have their respective meanings given to them in each Respective RRA.

WHEREAS, pursuant to Section 6(f) of each Respective RRA, the Respective RAA may be amended, modified or supplemented, and waivers of consents to departures from the provisions thereof with the written consent of the Company and the Holders of 67% or more of the then outstanding Registrable Securities.

WHEREAS, the Company and the Investors desire to amend the definition of “Filing Date” under Section 1 of each Respective RAA.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. General. This Amendment amends each Respective RAA. Except as expressly set forth in this Amendment, all terms and conditions of each Respective RAA shall remain in full force and effect.

2. Confirmation of Amendment and Definition of Filing Date. The Investors hereby agree to amend the definition of “Filing Date” under Section 1 of each Respective RAA. The definition of “Filing Date” is amended to read in its entirety as follows:

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, the 67th calendar day following the Closing Date and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the earliest practical date on which the Company is permitted by SEC Guidance (as defined herein) to file such additional Registration Statement related to the Registrable Securities.

3. Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Company and the Investors of counterpart signatures to this Amendment duly executed and delivered by the Company and the Investor.

4. No Implied Consent or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Investors under each Respective RRA, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in each Respective RRA, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Investors to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of each Respective RRA.

5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by e-mail (e.g., “pdf” or “tiff”) or fax transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

6. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND TO BE PREPARED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Consent to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

MARIZYME, INC.

By:	/s/ David Barthel
Name:	David Barthel
Title:	Chief Executive Officer

INVESTORS

Walleye Opportunities Master Fund Ltd

By:	/s/ Walleye Opportunities Master Fund Ltd
Name:	William England
Title:	CEO of the Manager

IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Consent to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

MARIZYME, INC.

By:	/s/ David Barthel
Name:	David Barthel
Title:	Chief Executive Officer

INVESTORS

Hexin Global Ltd.

By:	/s/ Chuntao Zhou
Name:	Chuntao Zhou
Title:	Sole Director